Secured Term Loan Facilities and Revolving Credit Facilities	6 Months Ended
Jun. 30, 2019
Debt Disclosure [Abstract]
Secured Term Loan Facilities and Revolving Credit Facilities
6.	Secured Term Loan Facilities and Revolving Credit Facilities
March 2019 Secured Term Loan
On March 25, 2019 the Company entered into a secured term loan with Credit Agricole Corporate and Investment Bank, ING Bank N.V. London Branch and Skandinaviska Enskilda Banken AB (Publ.) for a maximum principal amount of $107.0 million (the “March 2019 Secured Term Loan”), to partially re-finance
our January 2015 secured term loan facility that was due to mature in June 2020. The repayment of the loan, secured by four of our vessels was $75.6 million, leaving net proceeds of $31.4 million for fees and general corporate purposes. The facility has a term of six years from the date of the agreement and expires in March 2025, is fully drawn down and as of June 30, 2019, the amount still outstanding was $104.7 million which is repayable in equal quarterly instalments of $2.3 million with a balloon payment of $52.1 million on the final quarterly repayment date.
ASC
470-50—Debt
Modifications states that if
re-financing
of a loan results in the present value of future cash flows being modified by more than 10%, it is considered to have ‘substantially different terms’ from the original loan and is accounted for as a debt extinguishment and the new loan treated as the issuance of new debt. The 10% cash flow test was performed, and it was concluded that the present value of future cash flows on a lender-by-lender
basis have not been modified by more than 10%. Issuance costs for the March 2019 Secured Term Loan of $1.4 million have been deferred and will be amortized over the facility term on the effective rate basis.
This loan facility is secured by first priority mortgages on each of;
Navigator Atlas, Navigator Europa, Navigator Oberon,
and
Navigator Triton
as well as assignments of earnings and insurances on these secured vessels. The financial covenants each as defined within the credit facility are: a) the maintenance at all times of cash and cash equivalents in an amount equal to or greater than (i) $35.0 million, or (ii) 5% of Net Debt or total debt, as applicable, whichever is greater; and the aggregate fair market value of the collateral vessels must be no less than 130% of the aggregate outstanding borrowing under the facility. Interest on amounts drawn is payable at a rate of U.S. LIBOR plus 240 basis points per annum.
The following table shows the breakdown of secured term loan facilities and total deferred financing costs split between current and non-current
liabilities at December 31, 2018 and June 30, 2019:

	December 31, 2018	June 30, 2019
	(in thousands)
Current Liability
Current portion of secured term loan facilities	$(70,600)	$(69,750)
Less: current portion of deferred financing costs	1,743	1,923

Current portion of secured term loan facilities, net of deferred financing costs	$(68,857)	$(67,827)

Non-Current Liability
Secured term loan facilities and revolving credit facilities net of current portion	$(605,138)	$(622,276)
Less: non-current portion of deferred financing costs	5,462	5,703

Non-current secured term loan facilities and revolving credit facilities, net of current portion and non-current deferred financing costs	$(599,676)	$(616,573)